Exhibit 99.7

Spectrum Brands Holdings, Inc.

Fiscal Year Ended September 30, 2017

	Quarter Ended
(in millions, except per share amounts)	September 30, 2017	July 2, 2017	April 2, 2017	January 1, 2017
Net sales	$787.8	$862.9	$756.5	$602.3
Cost of goods sold	476.2	531.5	445.6	362.1
Restructuring and related charges	1.6	11.2	4.1	1.1
Gross profit	310.0	320.2	306.8	239.1
Selling	120.0	127.9	119.3	106.6
General and administrative	85.0	59.0	68.4	60.2
Research and development	6.3	7.2	7.0	6.6
Acquisition and integration related charges	4.0	5.2	3.2	3.3
Restructuring and related charges	27.4	10.0	3.8	1.1
Write-off from impairment of intangible assets	16.3	—	—	—
Total operating expenses	259.0	209.3	201.7	177.8
Operating income	51.0	110.9	105.1	61.3
Interest expense	39.3	39.8	38.8	43.1
Other non-operating expense, net	2.6	1.4	2.0	(1.0)
Income from continuing operations before income taxes	9.1	69.7	64.3	19.2
Income tax (benefit) expense	(13.3)	19.4	24.4	6.7
Net income from continuing operations	22.4	50.3	39.9	12.5
Income from discontinued operations, net of tax	72.3	28.3	18.7	52.7
Net income	94.7	78.6	58.6	65.2
Net (loss) income attributable to non-controlling interest	(0.2)	1.7	(0.2)	—
Net income attributable to controlling interest	$94.9	$76.9	$58.8	$65.2
Amounts attributable to controlling interest
Net income from continuing operations attributable to controlling interest	$22.4	$50.3	$39.9	$12.4
Net Income from discontinued operations attributable to controlling interest	72.5	26.6	18.9	52.8
Net Income attributable to controlling interest	$94.9	$76.9	$58.8	$65.2
Earnings Per Share
Basic earnings per share from continuing operations	$0.39	$0.86	$0.68	$0.21
Basic earnings per share from discontinued operations	1.25	0.45	0.32	0.89
Basic earnings per share	$1.64	$1.31	$1.00	$1.10
Diluted earnings per share from continuing operations	$0.38	$0.86	$0.68	$0.21
Diluted earnings per share from discontinued operations	1.25	0.45	0.32	0.89
Diluted earnings per share	$1.63	$1.31	$1.00	$1.10
Dividends per share	$0.42	$0.42	$0.42	$0.38
Weighted Average Shares Outstanding
Basic	57.8	58.7	58.8	59.3
Diluted	58.1	58.9	59.0	59.5

Exhibit 99.7

Spectrum Brands Holdings, Inc.

Fiscal Year Ended September 30, 2016

	Quarter Ended
(in millions, except per share amounts)	September 30, 2016	July 3, 2016	April 3, 2016	January 3, 2016
Net sales	$729.8	$907.5	$784.7	$607.5
Cost of goods sold	424.6	531.4	464.0	371.6
Restructuring and related charges	—	—	0.2	—
Gross profit	305.2	376.1	320.5	235.9
Selling	119.5	130.8	120.8	106.4
General and administrative	68.1	65.5	70.3	61.0
Research and development	7.6	7.0	6.5	5.9
Acquisition and integration related charges	4.4	7.5	12.6	9.6
Restructuring and related charges	7.0	4.7	1.1	0.9
Write-off from impairment of intangible assets	2.7	—	—	—
Total operating expenses	209.3	215.5	211.3	183.8
Operating income	95.9	160.6	109.2	52.1
Interest expense	59.4	40.4	40.9	41.3
Other non-operating expense, net	1.3	1.0	1.0	1.4
Income from continuing operations before income taxes	35.2	119.2	67.3	9.4
Income tax (benefit) expense	(35.6)	2.8	(12.1)	(5.1)
Net income from continuing operations	70.8	116.4	79.4	14.5
Income (loss) from discontinued operations, net of tax	18.3	(14.3)	13.3	59.2
Net income	89.1	102.1	92.7	73.7
Net income attributable to non-controlling interest	0.1	0.2	0.1	0.1
Net income attributable to controlling interest	$89.0	$101.9	$92.6	$73.6
Amounts attributable to controlling interest
Net income from continuing operations attributable to controlling interest	$70.5	$116.0	$79.2	$14.3
Net Income (loss) from discontinued operations attributable to controlling interest	18.5	(14.1)	13.4	59.3
Net Income attributable to controlling interest	$89.0	$101.9	$92.6	$73.6
Earnings (Loss) Per Share
Basic earnings per share from continuing operations	$1.19	$1.96	$1.33	$0.24
Basic earnings (loss) per share from discontinued operations	0.31	(0.24)	0.23	1.00
Basic earnings per share	$1.50	$1.72	$1.56	$1.24
Diluted earnings per share from continuing operations	$1.18	$1.95	$1.33	$0.24
Diluted earnings (loss) per share from discontinued operations	0.31	(0.24)	0.22	1.00
Diluted earnings per share	$1.49	$1.71	$1.55	$1.24
Dividends per share	$0.38	$0.38	$0.38	$0.33
Weighted Average Shares Outstanding
Basic	59.4	59.4	59.4	59.2
Diluted	59.8	59.6	59.5	59.4

Exhibit 99.7

SB/RH Holdings, LLC

Fiscal Year Ended September 30, 2017

	Quarter Ended
(in millions)	September 30, 2017	July 2, 2017	April 2, 2017	January 1, 2017
Net sales	$787.8	$862.9	$756.5	$602.3
Cost of goods sold	476.2	531.5	445.6	362.1
Restructuring and related charges	1.6	11.2	4.1	1.1
Gross profit	310.0	320.2	306.8	239.1
Selling	120.0	127.9	119.3	106.6
General and administrative	82.5	57.9	64.9	59.1
Research and development	6.3	7.2	7.0	6.6
Acquisition and integration related charges	4.0	5.2	3.2	3.3
Restructuring and related charges	27.4	10.0	3.8	1.1
Write-off from impairment of intangible assets	16.3	—	—	—
Total operating expenses	256.5	208.2	198.2	176.7
Operating income	53.5	112.0	108.6	62.4
Interest expense	39.3	39.8	38.9	43.3
Other non-operating expense, net	2.6	1.4	2.0	(1.0)
Income from continuing operations before income taxes	11.6	70.8	67.7	20.1
Income tax (benefit) expense	(12.1)	19.7	25.6	7.9
Net income from continuing operations	23.7	51.1	42.1	12.2
Income from discontinued operations, net of tax	72.3	28.3	18.7	52.7
Net income	96.0	79.4	60.8	64.9
Net (loss) income attributable to non-controlling interest	(0.2)	1.7	(0.2)	(0.1)
Net income attributable to controlling interest	$96.2	$77.7	$61.0	$65.0
Amounts attributable to controlling interest
Net income from continuing operations attributable to controlling interest	$23.7	$51.1	$42.1	$12.2
Net income from discontinued operations attributable to controlling interest	72.5	26.6	18.9	52.8
Net income attributable to controlling interest	$96.2	$77.7	$61.0	$65.0

Exhibit 99.7

SB/RH Holdings, LLC

Fiscal Year Ended September 30, 2016

	Quarter Ended
(in millions)	September 30, 2016	July 3, 2016	April 3, 2016	January 3, 2016
Net sales	$729.8	$907.5	$784.7	$607.5
Cost of goods sold	424.6	531.4	464.0	371.6
Restructuring and related charges	—	—	0.2	—
Gross profit	305.2	376.1	320.5	235.9
Selling	119.5	130.8	120.8	106.3
General and administrative	66.9	64.1	69.0	59.3
Research and development	7.6	7.0	6.5	5.9
Acquisition and integration related charges	4.4	7.5	12.6	9.6
Restructuring and related charges	7.0	4.7	1.1	0.9
Write-off from impairment of intangible assets	2.7	—	—	—
Total operating expenses	208.1	214.1	210.0	182.0
Operating income	97.1	162.0	110.5	53.9
Interest expense	59.4	40.4	40.8	41.3
Other non-operating expense, net	1.3	1.0	1.0	1.4
Income from continuing operations before income taxes	36.4	120.6	68.7	11.2
Income tax (benefit) expense	(34.3)	1.1	(0.6)	(5.1)
Net income from continuing operations	70.7	119.5	69.3	16.3
Income (loss) from discontinued operations, net of tax	18.3	(14.3)	13.3	59.2
Net income	89.0	105.2	82.6	75.5
Net income attributable to non-controlling interest	0.1	0.1	0.1	0.1
Net income attributable to controlling interest	$88.9	$105.1	$82.5	$75.4
Amounts attributable to controlling interest
Net income from continuing operations attributable to controlling interest	$70.4	$119.2	$69.1	$16.1
Net Income (loss) from discontinued operations attributable to controlling interest	18.5	(14.1)	13.4	59.3
Net Income attributable to controlling interest	$88.9	$105.1	$82.5	$75.4